UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 7.01 Regulation FD Disclosure.

On December 31, 2024, The Children’s Place, Inc. (the “Company”) issued a press release announcing the launch of the rights offering described below in Item 8.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On December 31, 2024, the Company commenced its previously announced rights offering (the “Rights Offering”) to purchase up to $90,000,000 in shares of the Company’s common stock, representing 9,230,769 shares of the Company’s common stock in the aggregate.

The Rights Offering is being made pursuant to the Company’s registration statement (including a prospectus) on Form S-1 that was filed with the United States Securities and Exchange Commission (the “SEC”) and declared effective on December 31, 2024, and a prospectus filed with the SEC on December 31, 2024. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus. Additional information regarding the Rights Offering is set forth in the prospectus. Copies of the prospectus, when it becomes available, will be distributed to eligible stockholders as of the Record Date and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov, or by contacting D.F. King & Co., Inc., the information agent for the Rights Offering, at (888) 567-1626.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release, dated December 31, 2024, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the Company’s Rights Offering, including the size, timing, subscription price, anticipated proceeds therefrom and the use of such proceeds. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” sections of its annual report on Form 10-K for the fiscal year ended February 3, 2024 and of the Registration Statement. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under securities, consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, risks related to the existence of a controlling shareholder, the uncertainty of weather patterns, the risk that the Rights Offering is ultimately not consummated, the financial and operating performance of the Company following the Rights Offering, and the other factors detailed in the Company’s Registration Statement filed on Form S-1 (Registration No. 333-282664) and related prospectus, as well as other risks discussed in the Company’s filings with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2024

THE CHILDREN’S PLACE, INC.

By:	/s/ Jared Shure
Name:	Jared Shure
Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

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